INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

SUPPLEMENT DATED DECEMBER 28, 2018 TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

EACH DATED DECEMBER 28, 2018 OF:

Invesco Multi-Factor Large Cap ETF (GMFL)

Invesco U.S. Large Cap Optimized Volatility ETF (OVLC)

(each, a “Fund” and collectively, the “Funds”)

At a meeting held on December 13, 2018, the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Self-Indexed Fund Trust approved the termination and winding down of each Fund, with the liquidation payments to shareholders expected to take place on or about February 27, 2019.

After the close of business on February 12, 2019, the Funds no longer will accept creation orders. The last day of trading in each Fund on NYSE Arca, Inc. (the “Exchange”) will be February 20, 2019. Shareholders should be aware that while the Funds are preparing to liquidate, they will not be pursuing their stated investment objectives or engaging in any business activities except for the purposes of winding up their business and affairs, preserving the value of their assets, paying their liabilities, and distributing their remaining assets to shareholders.

Shareholders may sell their holdings of each Fund on the Exchange until market close on February 20, 2019, and may incur typical transaction fees from their broker-dealer. The Funds’ shares will no longer trade on the Exchange after market close on February 20, 2019, and the shares will be subsequently delisted. Shareholders who do not sell their shares of a Fund before market close on February 20, 2019 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about February 27, 2019.

Shareholders generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares.

Shareholders should call the Funds’ distributor, Invesco Distributors, Inc., at 1-800-983-0903 for additional information.

Please Retain This Supplement For Future Reference.

P-PS-SIFT-GMFL OVLC-PRO-SAI-SUP-1 122818